SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.      )

Filed by the Registrant[X]
Filed by a Party other than the Registrant[  ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

   Union Bancshares, Inc.
         (Name of Registrant as Specified In its Charter)

   Union Bancshares, Inc.
         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
     6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:

   2)  Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   4)  Proposed maximum aggregate value of transaction:
PAGE

                      NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                              TO BE HELD March 29, 1995



Dear Stockholder:


   A Special Meeting of Stockholders of Union Bancshares, Inc., will be held on March 29, 1995, at 1:30 p.m. in the Executive Suite, Third Floor,
Union Center, 150 North Main, Wichita, Kansas 67202, for the following purposes:

   1. To consider and act upon the approval and adoption of the Agreement and Plan of Merger dated as of the 1st day of November, 1994 (the "Merger Agreement"), by and among Commerce Bancshares, Inc. ("Commerce"), CBI-Central Kansas, Inc. ("CBI") and Union Bancshares, Inc. ("UBI"), a copy of which is attached as Exhibit A to the enclosed Proxy Statement, which provides for the merger of CBI, a wholly owned subsidiary of Commerce, into UBI, and the conversion of each outstanding share of UBI Class A Common Stock $10 par value per share, into the right to receive the sum of $242.00 in cash, except shares owned by dissenting stockholders of UBI.

   2. To transact such other business as may be properly brought before the meeting.

   A Proxy Statement and a Proxy for the Special Meeting are enclosed. Also enclosed are copies of UBI's 1994 Annual Report on Form 10-K.
YOU ARE REQUESTED TO MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE EVEN IF YOU PLAN TO ATTEND THE MEETING. Stockholders who are present at the meeting may withdraw their proxy prior to the exercise thereof and vote in person, if they so desire.

   We hope you will attend this meeting in person.

                                          Very truly yours,



                                          Jack B. Hinkle
                                          Chairman of the Board


March 8, 1995

JBH/mm
Enclosures

                                UNION BANCSHARES, INC
                 PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                                   March 29, 1995
                                  TABLE OF CONTENTS

TABLE OF CONTENTS .. . . . . . . . . . . . . . . . . . . . . . . . . . . .  i

INTRODUCTION. . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .  1
   Purpose of the Meeting . .  . . . . . . . . . . . . . . . . . . . . . .  1
   Solicitation and Revocation of Proxies. . . . . . . . . . . . . . . . .  1
   Voting of Shares . . . . . . . . . . .. . . . . . . . . . . . . . . . .  2

THE COMPANIES .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Directors of UBI  . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
   UBI Voting Securities and Principal Holders Thereof.. . . . . . . . . .  6
   Meetings of the UBI Board of Directors and Committees . . . . . . . . .  6
   UBI Executive Officers . . . . . . . . . . . . . . .  . . . . . . . . .  7
   Securities Ownership of UBI Management . . . . . . .  . . . . . . . . .  8
   Compensation of UBI Directors and Executive Officers  . . . . . . . . .  9
   UBI Board Compensation Committee Report. . . . . . .  . . . . . . . . . 10
   UBI Performance Graph. . . . . . . . . . . . . . . .  . . . . . . . . . 11
   Transactions with UBI Management . . . . . . . . . .  . . . . . . . . . 11

THE MERGER.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
   Terms of the Merger.. . . . . . . . . . . . . . . . . . . . . . . . . . 11
   Conversion of UBI Shares in the Merger and Cash Payment . . . . . . . . 12
   Transactions Between Commerce and UBI. . . . . . . . .  . . . . . . . . 12
   Reasons for the Merger and Recommendation of the UBI Board of
      Directors . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . 12
   Conditions to the Merger . . . . . . . . . . . . . . . .. . . . . . . . 14
   Possible Termination of the Merger . . . . . . . . . . .. . . . . . . . 15
   Effective Time of the Merger . . . . . . . . . . . . . .. . . . . . . . 15
   Exchange Ratio . . . . . . . . . . . . . . . . . . . . .. . . . . . . . 15
   Conduct of Business Prior to the Merger. . . . . . . . .. . . . . . . . 15
   Interests of Certain Persons in the Merger . . . . . . .. . . . . . . . 15
   Rights of Dissenting Stockholders. . . . . . . . . . . .. . . . . . . . 16
   Accounting Treatment . . . . . . . . . . . . . . . . . .. . . . . . . . 16
   Regulatory Approval. . . . . . . . . . . . . . . . . . .. . . . . . . . 17
   Income Tax Consequences. . . . . . . . . . . . . . . . .. . . . . . . . 17

FINANCIAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . 18
   Selected Financial Data and Per Share Data  . . . . . . . . . . . . . . 18
   Independent Public Accountants for UBI . .  . . . . . . . . . . . . . . 19

INCORPORATION BY REFERENCE.  . . . . . . . . . . . . . . . . . . . . . . . 19

EXHIBITS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
   Exhibit A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
   Exhibit B.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45

                               UNION BANCSHARES, INC.
                            Union Center, 150 North Main
                                Wichita, Kansas 67202

                 PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

                                   March 29, 1995


                                    INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the Special Meeting of Stockholders of Union Bancshares, Inc. ("UBI"), to be held on March 29, 1995, at 1:30 p.m. in the Executive Suite, Third Floor, Union Center, 150 North Main, Wichita, Kansas 67202, and at any adjournments thereof (the "Meeting"). Stockholders of record at UBI's close of business on February 1, 1995, will be entitled to vote at the Meeting. This Proxy Statement is first being mailed or given to the holders of the Class A Common Stock $10 par value per share, of UBI ("UBI Common Stock") on or about February 24, 1995. Failure to mark your signed proxy does not waive your appraisal rights provided that you follow and meet in a timely manner all conditions set out on page 16 herein, under Rights of Dissenting Stockholders.


Purpose of the Meeting

   The Meeting has been called at the direction of the Board of Directors of UBI to consider and act upon the approval and adoption of the Agreement and Plan of Merger dated as of November 1, 1994 (the "Merger Agreement"), by and among Commerce Bancshares, Inc. ("Commerce"), CBI-Central Kansas, Inc. ("CBI") and UBI, which provides for the merger of CBI, a wholly owned subsidiary of Commerce, into UBI and the conversion of each outstanding share of UBI Common Stock into the right to receive the sum of $242.00 in cash, except shares owned by dissenting stockholders of UBI (the "Merger"). The Merger Agreement is further described herein and a copy is attached as Exhibit A to this Proxy Statement.


Solicitation and Revocation of Proxies

   The Board of Directors of UBI is soliciting proxies with respect to the approval and adoption of the Merger Agreement and any other matters to be submitted to the stockholders of UBI. Any such proxy, if received in time for voting and not revoked, will be voted at the Meeting in accordance with the instructions of the stockholder. If no instructions are given on the proxy, the proxy will be voted for approval and adoption of the Merger Agreement.

   The management of UBI knows of no other matters to be presented at the Meeting. If any other matter is presented upon which a vote may properly be taken, shares represented by proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such shares.

UNION BANCSHARES, INC.
Proxy statement for Special Meeting of Stockholders
March 29, 1995
Page 2

   A proxy may be revoked at any time prior to its exercise (i) by filing, at the principal office of UBI, a written notice revoking such proxy or a duly executed proxy bearing a later date; or, (ii) in the Meeting prior to the taking of a vote in person on any matter properly presented for a vote to the stockholders of UBI at the Meeting, whether or not such stockholder has previously given a proxy.

   Solicitation for proxies for the Meeting will be made initially by mail through this Proxy Statement. Proxies may also be solicited in person, by telephone, or by telegraph by the directors, officers and other employees of UBI, none of whom will receive any additional compensation for their efforts. It is expected that banks, brokerage houses and others will be requested to forward the soliciting material to their principals to obtain authorization for the execution of proxies. All costs of solicitation, including the costs of preparing, printing, assembling, and mailing this Proxy Statement and Proxy and all papers which now accompany or may hereafter supplement the same, as well as the reasonable out-of-pocket expenses incurred by the above-mentioned banks, brokerage houses, and others, will be borne by UBI. UBI's Executive Office is located at 200 Union Center, 150 North Main, Wichita, Kansas 67202, telephone number (316) 261-4701.


Voting of Shares

   UBI has outstanding and entitled to vote 358,190 shares of UBI Common Stock. Only the holders of UBI Common Stock reflected on the records of the UBI at the close of business on February 1, 1995, will be entitled to vote at the Meeting and each such share will be entitled to one vote. Approval of the Merger Agreement requires the affirmative vote of not less than a majority of the outstanding shares of the UBI Common Stock. Commerce, as the sole stockholder of CBI, has approved the Merger Agreement on behalf of CBI. The Merger Agreement has been approved by the Board of Directors of Commerce and is not required to be submitted to or approved by the stockholders of Commerce.

   THE MEMBERS OF THE UBI BOARD OF DIRECTORS HAVE UNANIMOUSLY APPROVED THE MERGER AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.
PAGE

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 3

                                    THE COMPANIES


   Commerce is a registered multi-bank holding company which owns substantially all of the outstanding capital stock of 10 national banking associations located in Missouri, one national banking association located in Illinois, two state banks and four national banking associations located in Kansas, a credit card bank in Omaha, Nebraska, a mortgage banking company, a credit life insurance company, a small business investment company, a property and casualty insurance agency and a company primarily engaged in holding bank-related real property. The principal assets of Commerce are represented by its banking subsidiaries. The business of Commerce consists primarily of ownership, supervision and control of its subsidiaries, including providing advice, counsel and specialized services in various fields of financial and banking policy and operations. The total assets of Commerce, on a consolidated basis as of December 31, 1994, were approximately $8.0 billion and net income for the year ended December 31, 1994, was approximately $96.1 million. The principal executive offices of Commerce are at the Commerce Bank Building, 1000 Walnut, Kansas City, Missouri 64106 (telephone number (816) 234-2000).

   CBI is a wholly owned subsidiary of Commerce. CBI is a second tier holding company which is used to effect acquisition transactions for Commerce in central and western Kansas. CBI currently owns 100% of Commerce Bank, El Dorado, Kansas, Commerce Bank N.A., Manhattan, Kansas, and Commerce Bank N.A., Hays, Kansas. At the Effective Time CBI will be merged with and into UBI. The existence of CBI shall thereupon cease. UBI's name will be changed to CBI-Central Kansas, Inc. at merger.

   UBI is a bank holding company formed in 1982 under the laws of the State of Kansas. UBI has three active, wholly-owned subsidiaries:
Union National Bank of Wichita ("UNB"), UBI Growth Capital, Inc. ("UBIGC"), a venture capital company, and UBI Financial Services, Inc. ("UBIFS"), a community development company. In addition, UNB owns all of the outstanding common stock of Union Center, Inc. ("UCI"), a Kansas corporation formed in 1956 to purchase and operate the building mainly occupied by UNB.

   UBI and its subsidiaries are engaged primarily in commercial banking and related activities authorized by the Bank Holding Company Act of 1956, as amended, or determined by the Board of Governors of the Federal Reserve System to be so closely related to the business of banking as to be properly incidental thereto. UBI and its subsidiaries, therefore, did not engage in material operations in separate reportable industry segments for the last three years.

UNION BANCSHARES, INC.
Proxy Statement of Special Meeting of Stockholders
March 29, 1995
Page 4

   UBI offers a wide range of financial services in the Wichita and Derby, Sedgwick County; Hutchinson, Reno County; and Winfield and Arkansas City, Cowley County, Kansas, areas through UNB, its subsidiary bank. These services include deposit accounts; commercial, installment and real estate loans; trust, investment and escrow services; and a network of automated teller machines. UNB has fourteen locations situated within the city limits of Wichita, Hutchinson, Derby, Winfield, and Arkansas City. UNB is the third largest bank in Wichita; the second largest bank in Hutchinson and Derby; and the largest bank in Winfield and Arkansas City.

   UNB faces competition from banks and other financial institutions located in Sedgwick, Reno, and Cowley County, Kansas. There are approximately 97 other financial institutions within the Sedgwick, Reno, and Cowley County areas.

   The principal source of UBI's cash revenues is dividends from UNB. The ability of UNB to pay such cash dividends is limited by federal regulations.

   The total assets of UBI, on a consolidated basis as of December 31, 1994, were approximately $665.7 million and net income for the twelve-month period ended December 31, 1994, was approximately $5.7 million.

Directors of UBI

   UBI has six (6) directors, all of which have served as a director of UBI for more than the past five years with the exception of Mr. Derek L. Park. Mr. Park was elected as a director of UBI on May 19, 1993. All of the directors are members of the Board of Directors of UBI's subsidiary, Union National Bank of Wichita ("UNB"). The following information is given with respect to the directors:

                                                            Served as
                          Principal Occupation,             Director
   Name                Other Directorship, and Age            Since
Jack B. Hinkle1,2    Sole proprietor, Hinkle Oil               1982
                     Company, Independent Oil Producer;
                     Chairman of UBI's and UNB's
                     Board; Director of UNB since 1948;
                     age 83.

Randolph D. Love3    Vice President of Sales & Marketing and   1986
                     of Director of The Love Box Company, Inc.,
                     manufacturer of corrugated shipping
                     containers; Director of UNB since 1986;
                     age 46.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 5

                                                            Served as
                          Principal Occupation,             Director
   Name                Other Directorship, and Age            Since
Robert D. Love3,4    President and Director of                1982
                     The Love Box Company,
                     Inc., manufacturer of corrugated
                     shipping containers; Director of
                     UNB since 1958; age 71.

Derek L. Park5       President and Director of                1993
                     PMS Foods, Inc., manufacturer
                     of industrial, food service and
                     retail food products; Director of
                     UNB since 1990; age 45.

Donald H. Pratt6     President and Director of                1982
                     Butler Manufacturing Company,
                     manufacturer of building systems
                     for nonresidential construction;
                     Director of UNB since 1974; age 57.

William G. Watson7   President and Chief Executive            1985
                     Officer of UBI and UNB;
                     Director of UNB since 1984; age 46.



1 Jack B. Hinkle also serves as President and Director of UCI, Director of UBIGC, and Director of UBIFS.

2   Jack B. Hinkle is the father-in-law of Donald H. Pratt.

3   Robert D. Love is the father of Randolph D. Love.

4   Robert D. Love also serves as Director of UBIGC.

5   Derek L. Park also serves as Director of UBIGC.

6   Donald H. Pratt also serves as Director of UBIGC.

7   William G. Watson also serves as President and Director of UBIGC, President and Director of UBIFS, and Vice President and Director of UCI.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 6

UBI Voting Securities and Principal Holders Thereof

    As of February 1, 1995, UBI had approximately 340 stockholders. There is no established trading market for shares of UBI Common Stock. Three stockholders own beneficially (determined under the Securities Exchange Act of 1934) 5% or more of UBI Common Stock. They and their interests are:

    Title       Name and Address        Amount and Nature of   Percent
  of Class     of Beneficial Owner      Beneficial Ownership  of Class
  Class A        Jack B. Hinkle              151,664 1         42.3%
  Common         Union Center Building
  Stock          Wichita, Kansas  67202

  Class A        Robert D. Love               94,490 2         26.4%
  Common         700 East 37th Street North
  Stock          Wichita, Kansas  67219

  Class A        William G. Watson            18,538 3          5.2%
  Common         Union Center Building
  Stock          Wichita, Kansas  67202

  1 Jack B. Hinkle, a director of UBI, owns of record in his capacity as trustee of The Jack B. Hinkle Revocable Trust A, 144,164 shares of such stock, and in a life estate with the power to sell, 7,500 shares.

  2 Robert D. Love, a director of UBI, owns of record as an individual 100 shares of UBI Class A Common Stock and beneficially through The Love Box Company, Inc., of which corporation Mr. Love and his immediate family are sole stockholders, 94,390 shares of such stock. As of July 16, 1982, a Voting Trust was established with respect to certain UBI stock owned by the Love interests. The sole trustee is Mercantile Bank of Kansas City, 1101 Walnut Street, Kansas City, Missouri. The Love Box Company, Inc., has deposited 15,340 of its 94,390 shares owned with Mercantile Bank of Kansas City as trustee of the voting trust. Mr. Love has voting power over the remaining 79,050 shares held by The Love Box Company, Inc.

  3 William G. Watson, a director of UBI, owns of record as an individual 18,313 shares of UBI Class A Common Stock and 25 shares in joint tenancy with his wife over which he has shared voting power. An additional 200 shares are owned by his wife, individually.

  The three stockholders above intend to vote all shares controlled by them in favor of the merger which assures the approval and adoption of the Merger Agreement under the laws of the State of Kansas.


Meetings of the UBI Board of Directors and Committees

     During 1994, the UBI Board of Directors held 13 meetings. UBI's Audit Committee met three times during the year. UBI's Compensation Committee met two times during 1994. All directors attended at least 94% of the UBI Board Committee meetings. All directors attended at least 100% of the Audit Committee meetings, with the exception of

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 7

Thomas D. White who attended 33% of the meetings. All directors attended 100% of the Compensation Committee meetings.

     Members of the UBI Audit Committee during 1994 consisted of Richard A. Curry, James N. Dondlinger, and Thomas D. White. Mr. Curry served as Chairman of the Committee. Mr. Dondlinger resigned as a Director of UNB and as a member of the Audit Committee effective November 1, 1994. Mr. Dondlinger did not have any disagreements with UBI on any matter relating to the companies operations, policies or practices. All of the members serve as a Director for UNB. The functions of the UBI Audit Committee are to appoint independent certified public accountants to audit UBI and all its subsidiaries, to direct internal audit and loan review departments activities, to receive and review recommendations from the UBI auditors, and to report findings to the Board.

     Members of the UBI Compensation Committee during 1994 were Jack
B. Hinkle, Robert D. Love, Randolph D. Love, Donald H. Pratt, and William G. Watson. Mr. Pratt serves as Chairman of the Committee. This Committee may, from time to time, appoint other members to the Committee. The functions of the UBI Compensation Committee are to review officer Performance Appraisals, officer salaries and bonuses, compensation of Board Committees, and to report to the Board actions and recommendations related to such matters.

     UBI has no other standing committees.


UBI Executive Officers

  The executive officers of UBI, other than Messrs. Hinkle and Watson, who are listed on pages 4 and 5, are as follows:

  Steven C. Worrell (age 47) has served as Executive Vice President, and Chief Financial Officer of UBI since April of 1994 and Vice President, and Chief Financial Officer of UBI since its formation in 1982. For the past five years, Mr. Worrell's principal occupations have been: July 1988, Vice President, Secretary, Treasurer, and Chief Financial Officer of UBI, Executive Vice President, Secretary, and Chief Financial Officer of UNB. May 1993, elected as Director of UNB. April 1994, elected Executive Vice President, Secretary, Treasurer, and Chief Financial Officer of UBI. Steven C. Worrell also serves as Executive Vice President and Director of UBIFS, Executive Vice President of UBIGC, and Vice President and Director of UCI.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 8

Securities Ownership of UBI Management

  The following information pertains to UBI Common Stock beneficially owned, directly or indirectly, by each director and by all directors and executive officers of UBI as a group as of February 1, 1995.

                                              Amount and
   Title                                       Nature of
    of            Name and Address of         Beneficial        Percent
   Class           Beneficial Owner            Ownership       of Class
  Class A        Jack B. Hinkle               151,664 1           42.3%
  Common         Union Center Building
  Stock          Wichita, Kansas  67202

  Class A        Randolph D. Love                 100 4             (4)
  Common         700 East 37th Street North
  Stock          Wichita, Kansas  67219

  Class A        Robert D. Love                94,490 2           26.4%
  Common         700 East 37th Street North
  Stock          Wichita, Kansas  67219

  Class A        Derek L. Park                    100 4             (4)
  Common         P.O. Box 1099
  Stock          Hutchinson, Kansas  67504-1099

  Class A        Donald H. Pratt                6,107 3            1.7%
  Common         P. O. Box 917
  Stock          Kansas City, Missouri  64141

  Class A        William G. Watson             18,538 5            5.2%
  Common         Union Center Building
  Stock          Wichita, Kansas  67202

  Class A        All directors and officers    278,853            77.0%
  Common         as a group (7 persons)
  Stock

  1  See note 1, page 6.
  2  See note 2, page 6.
  3 This total includes 5,570 shares owned by Mr. Pratt's wife and 100 shares owned by his son over which he shares voting power.
  4  Less than 1%.
  5  See note 3, page 6.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 9

Compensation of UBI Directors and Executive Officers

  UBI has paid no salaries to any person, nor has it established any pension, profit sharing, or other compensation plans except a 401K plan which was established on January 1, 1989, and is inactive. UBI pays a monthly director's fee of $500 and a yearly directors retainer fee of $5,000. UBI paid, in 1994, $500 per meeting to the Chairman of its Audit and Compensation Committees and $250 per meeting to the other director members of these committees. UBI can give no other estimate concerning the compensation, if any, to be paid by UBI to its executive officers in the future.

  In the following table below are the only executive officers and directors of UBI who received cash compensation in excess of $100,000, which was paid by UBI and UNB for the year ended December 31, 1994:

Name                            ANNUAL COMPENSATION
and                                                                   All
Principal                                          Other Annual      Other
Position                  Year    Salary    Bonus Compensation1  Compensation2
Jack B. Hinkle            1994    80,000     57,000   24,720           -0-
Chairman of the           1993    80,000     57,000   23,780           -0-
Board of UBI              1992    80,000     57,500   23,547           -0-
and UNB.

William G. Watson         1994   250,000    627,500 3 31,167         5,625
President and             1993   250,000    290,000   30,430         6,745
Chief Executive Officer   1992   250,000    240,000   25,883         6,546
of UBI and UNB.

Steven C. Worrell         1994   110,000     25,000   14,254         5,062
Executive Vice President, 1993   110,000     50,000    9,339         6,000
Secretary, Treasurer and  1992   100,000     35,000    4,198         5,063
Chief Financial Officer of UBI;
Executive Vice President,
Secretary and Chief Financial
Officer of UNB.

   1 Other annual compensation includes directors' fees, life insurance, auto expenses, etc.
   2 All other compensation includes employer's contributions to the 401K Plan. 3 Included in the bonus amount is a $337,500 stock bonus paid to Mr. Watson.

   The compensation disclosed does not include amounts attributable to club membership expenses provided to certain of such officers, which amounts did not exceed 10% of their cash compensation.

   The executive officers of UBI are participants in UNB's 401K Thrift Plan. The Thrift Plan allows an eligible participant to contribute from 1% to 12% of annual salary to the plan. UNB contributes 75% on the first 5% of a participants contribution. Forfeitures by

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 10

terminated participants who are not fully vested are allocated to the remaining active participants.

   Generally, a participant in the 401K Thrift Plan who retires at age 65 or later or terminates after 7 or more years of service will be entitled to a distribution or rollover equal to 100% of his or her plan assets as provided by the plan document.

   Amount accrued pursuant to the plan during 1994 for the accounts of Mr. Watson was $5,625 and Mr. Worrell was $5,062 and for all directors and executive officers as a group was $10,687. Both individuals are fully vested.


UBI Board Compensation Committee Report

   The Compensation Committee meets annually in November of each year to review officers' performances, year-end promotions, salaries, bonus recommendations, and position requirements for UBI and its major subsidiary, UNB, for the following year. This process begins in late August with each officer completing a self-appraisal form. This form is then used by the officer's manager in completing the officer's review. These forms along with salary and bonus recommendations and any promotional or other officer recommendations are provided to the Compensation Committee for review and action. Members of the UBI Compensation Committee during 1994 were Jack B. Hinkle, Robert D. Love, Randolph D. Love, Donald H. Pratt, and William G. Watson. Mr. Pratt serves as Chairman of the Committee.

   Based upon this information, the Committee approves current year bonuses and salaries for the coming year. The Committee discusses and approves the salary and bonus of the CEO and Chairman of the Board, with each of these individuals being absent during these discussions. These recommendations are reported to and approved by the full Board of Directors of UBI and each of its subsidiaries as required. The Compensation Committee also meets in June of each year to follow up on and take action with regard to any issues from the November meeting. The Compensation Committee also reviews any special mid-year recommendations submitted to it by management.

   All officer positions, salaries, and position requirements are analyzed and reviewed against industry standards, as well as local and regional competition through information obtained from compensation consultants of peer financial institutions selected on the basis of similar size and profitability. The Committee sets salaries for all officers including executive officers, the CEO, and the Chairman based upon their performance over the prior year, the salaries of comparable positions, and the duties and responsibilities of each job. The Committee subjectively evaluates all these criteria with no specific emphasis on any one factor when setting compensation levels. Bonuses are paid to all officers including executive officers, based on performance over the prior year, accomplishment of goals established for the year, performance of the Company, and special accomplishments

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 11

beyond the normal duties of the job. The CEO and Chairman bonuses are determined based upon the performance of the Company.


UBI Performance Graph

   UBI stock is not actively traded or widely held and therefore, does not have a measurable market value. Because there is no measurable market value, a graph is not presented as it would not provide any meaningful conclusions.


Transactions with UBI Management

   UNB which is UBI's principal subsidiary, has had, and expects to have in the future, banking transactions, including the making of loans, in the ordinary course of business with officers and directors of UBI and UNB and their associates, including associated companies. All loans in 1994 from UNB to such persons were made in the ordinary course of business; were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and did not involve more than the normal risk of collectability or present other unfavorable features. Loans to such persons from UNB at December 31, 1994 totaled $2,581,000, 5.7% of UBI stockholders' equity.


                                     THE MERGER

   The following discussion describes all material provisions of the Merger Agreement. The Merger Agreement, a copy of which is attached as Exhibit A hereto, contains the representations, warranties and agreements of the parties, the conditions to the obligations of the parties to effect the Merger, the means of effecting the Merger, and the manner and basis for exchanging the shares of UBI Common Stock for cash. The description set forth below of certain provisions of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement.

Terms of the Merger

   Upon the terms and subject to the conditions of the Merger Agreement at the Effective Time (as hereinafter defined), CBI shall be merged with and into UBI and the separate existence and corporate organization of CBI shall thereupon cease and CBI and UBI shall thereupon be a single corporation. UBI shall be the surviving corporation in the Merger and the separate corporate existence of UBI shall continue unaffected and unimpaired by the Merger. However, UBI will no longer be a separate reporting entity pursuant to the 1934 Act of the federal securities laws.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 12

Conversion of UBI Shares in the Merger and Cash Payment

   At the Effective Time as defined in the Merger Agreement, by virtue of the Merger and without any action on the part of any holder thereof:

      (a) Each outstanding share of UBI Common Stock, $10 par value per share, of which 358,190 shares are issued and outstanding, but excepting UBI dissenting shares, shall be converted into the right to receive $242.00 in cash.

      (b) Each share of UBI Common Stock that is either authorized but unissued or held in the treasury of UBI, if any, shall be canceled and retired and shall cease to exist from and after the Effective Time, and no cash, securities or other consideration shall be delivered in exchange therefor.

      (c) Commerce, on behalf of CBI, shall make available at and after the Effective Time an amount in cash as necessary for the purposes hereof. As soon as practicable after the Closing Date as defined in the Merger Agreement, Commerce shall mail to the holder(s) of record of shares of UBI Common Stock (i) a form letter of transmittal and (ii) instructions for effecting the surrender of certificates of UBI Common Stock for exchange into cash. Within three (3) business days following receipt of all required documentation, Commerce shall cause to be mailed checks for the amount to be delivered in exchange for the UBI Common Stock.

      (d) At the Effective Time, the stock transfer books of UBI shall be closed and no transfer of UBI Stock shall thereafter be made.


Transactions Between Commerce and UBI

   No shares of UBI Common Stock are presently owned by Commerce or by any of its subsidiaries, and no shares of Commerce Common Stock are held by UBI. There have been no other material transactions between Commerce and UBI for the period ending December 31, 1994.


Reasons for the Merger and Recommendation of the UBI Board of Directors

    William G. Watson, President and CEO of UBI on July 29, 1994 initiated for the first time discussions with Commerce about the potential merger of UBI with Commerce at the direction of the UBI Chairman of the Board and majority stockholder. On November 1, 1994 the Merger Agreement was signed by UBI, Commerce and CBI. At various times between these two dates Mr. Watson, Mr. Hinkle, Chairman of the Board, and Mr. Worrell, Executive Vice President and CFO, had discussions with the Chairman of the Board and other Senior Executives of CBI about the possibility of a business combination with CBI.
These discussions covered matters relating to the price to be paid by Commerce to UBI

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 13

stockholders: the terms and conditions of the merger transaction which were culminated in the Merger Agreement signed on November 1,1994; the providing of information to Commerce by UBI under a confidentiality agreement signed by both parties in order for Commerce to carry out its due diligence examination of UBI; and the timing of the transaction. The discussions mainly centered around the price to be paid for UBI stock. Mr. Watson initially identified $300 per share as a price for which UBI stock could be purchased. Commerce initially responded with a discussion price of $237.50 per share. After review by Mr. Hinkle, Mr. Watson and Mr. Worrell of similar transactions trading in the range that would equal $230 to $240 per share, they advised Commerce that they would recommend Commerce's offer of $242 per share to UBI stockholders. UBI and Commerce agreed that there should be no special or extraordinary transactions between any majority stockholders or executive officers of UBI and Commerce. Commerce subsequently did execute an employment agreement with Mr. Watson to continue as Chief Executive Officer of UBI. Details of Mr. Watson's employment agreement are further explained under Interests of Certain Persons in the Merger on page 15 herein. The Merger Agreement, Exhibit A herein, sets forth the terms upon which the Merger, if adopted, will be effected, the representations, warranties and covenants of the parties relating to the consummation of the Merger, the conditions which must be satisfied before the Merger may be consummated, and the grounds for termination of the Merger.

   The $242 offer resulted in a price for UBI at September 30, 1994 of
1.91 times its book and 15.21 times its earnings. From information published by Sheshunoff, comparable banks sold in the North Central area of the United States, which includes Kansas, received an average of 1.85 times book and 15.78 times earnings during the first half of 1994. The majority stockholders felt that based on this information, $242 per share was a good offer. Under bank regulations this price would also be paid to all minority stockholders, subject to their rights to dissent as provided under Kansas Statute 17-6712. Commerce will use existing working capital and incur no external debt for payment of the $242 per share to fulfill its obligation to UBI stockholders under the Merger Agreement.

   The Board of Directors of UBI has concluded that the terms of the Merger are fair to UBI stockholders and that consummation of the Merger is in the best interests of UBI and its stockholders. In reaching these conclusions, the Board has considered, among other things, the price being offered in the Merger relative to the book value and earnings per share of UBI Common Stock. The Board has also considered a number of additional factors in approving and recommending the terms of the Merger, including, without limitation, information concerning the financial condition, earnings and dividends of UBI and Commerce, and the financial terms of other recent business combinations in the banking industry.

   The terms of the Merger were determined by arm's length negotiations between representatives of UBI and Commerce. No independent appraisal of the value of the physical properties of UBI were made or obtained.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 14

   The UBI Board of Directors unanimously recommends that UBI stockholders vote FOR adoption of the Merger Agreement.


Conditions to the Merger

   Consummation of the Merger is subject to the fulfillment of the following material conditions set forth in the Merger Agreement, including the following:

      (a) Approval of the Merger by the holders of a majority of all the outstanding sharesof UBI Common Stock entitled to vote thereon;

         NOTE: The three stockholders listed on page 6 intend to vote all shares controlled by them in favor of the merger which assures the approval and adoption of the Merger Agreement under the laws of the State of Kansas.

      (b) The accuracy of representations of Commerce and UBI made in the Merger Agreement and the performance of their respective obligations thereunder as set out below:

         (1) The absence of a material adverse change since November 1, 1994, in the financial condition of, or in the properties, assets, liabilities, rights or business, taken as a whole, of UBI and taking into account for this purpose the proceeds of any applicable insurance;

         (2) The receipt by Commerce of a satisfactory legal opinion of Martin, Pringle, Oliver, Wallace & Swartz, L.L.P. for UBI.


         (3) Regulatory approvals of the State of Kansas, the Federal Reserve Bank and the Department of Justice, which have all been received as of the date of this proxy;

         (4) A minimum consolidated net worth of $46,000,000 prior to mark to market security adjustments under FASB 115 and a loan loss reserve of $5,100,000 both as of closing date for UBI and its subsidiary; As of December 31, 1994 both conditions were met;

         (5) The receipt by Commerce of a satisfactory letter from a public accounting firm regarding the financial condition of UBI; and

         (6) Commerce will have sufficient cash to fulfill its obligation to UBI Stockholders under the Merger Agreement.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 15

Possible Termination of the Merger

   The Merger Agreement may be terminated by either party if the Merger has not occurred by January 1, 1996.


Effective Time of the Merger

   It is presently anticipated that the Effective Time of the Merger will occur late in the first quarter or early in the second quarter of 1995, but no assurance can be given to that effect.


Exchange Ratio

   At the Effective Time of the Merger, each share of UBI Common Stock then outstanding will be converted into the right to receive the sum of $242.00 in cash.


Conduct of Business Prior to the Merger

   The Merger Agreement provides that, prior to the Effective Time of the Merger, UBI will conduct its business in the ordinary course and will not take certain specified actions including the following:
Issue any UBI capital stock or purchase any UBI capital stock ; declare or pay any dividend except certain specific cash dividends in accordance with its prior practice; effect a stock split, reclassification or other change in its capital stock or otherwise reorganize or recapitalize; change its Articles of Incorporation or By-Laws; grant any increase in any benefit plan; or engage in certain other material transactions except in the ordinary course of business.


Interests of Certain Persons in the Merger

   William G. Watson, President and a director of UBI, has entered into an employment agreement with Commerce. The two-year agreement will commence on the closing of the Merger, provides for annual compensation of $250,000, options to purchase up to 6,000 shares of Commerce Common Stock, and certain other benefits.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 16

Rights of Dissenting Stockholders

   The rights of dissenting stockholders of UBI are governed by
Section 17-6712 of the Kansas General Corporation Code. The material provisions of this section provide that a stockholder shall be entitled to receive the appraised value as determined by the district court ("value") of his shares as of the Effective Time of the Merger if such stockholder: (1) delivers a written objection to the Merger to the attention of the Corporate Secretary of UBI, P.O. Box 637, Wichita, Kansas 67201 prior to the vote on the Merger Agreement; (2) does not vote in favor of the Merger (a failure to vote against the Merger will not constitute a waiver of appraised rights) or deliver an unmarked, but signed proxy; and (3) makes written demand for payment of the value of his shares within twenty (20) days after receiving notice via certified mail from Commerce that the Merger has become effective (the "Payment Demand"). A vote against the Merger will not be deemed to satisfy the written objection or demand requirement of Kansas law.

   Failure to comply with these procedures will cause the stockholder to lose dissenters' rights to payment for the shares. Consequently, any stockholder who desires to exercise dissenters' rights with respect to their shares is urged to consult their legal advisor before attempting to exercise such rights.

   Within 30 days after the expiration of the 20-day time prescribed for making the Payment Demand, UBI shall pay to all stockholders filing a Payment Demand, the value of the stockholder's shares at the Effective Time, exclusive of any element of value arising from the expectation or accomplishment of the Merger. If, within such 30-day period, UBI and any dissenting stockholder fail to agree upon the value of the shares, the stockholder or UBI may demand a determination of the value of the stock of all such dissenting stockholders by an appraiser to be appointed by the district court. The appraised determination of value as described above may result in consideration which is more or less than the amount offered pursuant to the Merger Agreement.

   The foregoing summary of the applicable provisions of Section 17-6712 is not intended to be a complete statement of such provisions, and is qualified in its entirety by reference to such Section 17-6712 of the Kansas General Corporation Code which is included herein as Exhibit B.

   Neither UBI nor Commerce intend to make demand for a determination of the value of the stock by the district court under Section 17-6712 of the Kansas General Corporation Code.


Accounting Treatment

   The Merger will be accounted for as a purchase of UBI by Commerce in accordance with generally accepted accounting principles.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 17

Regulatory Approval

   The Merger is conditioned upon the approval of the Board of Governors of the Federal Reserve System, the State Banking Board of the State of Kansas, and the United States Department of Justice.


Income Tax Consequences

   The following is only a general description of certain of the federal income tax consequences of the Merger to UBI stockholders without reference to the particular facts and circumstances of any particular UBI stockholder or to any state, local or foreign tax laws that may be applicable in a particular case. IN VIEW OF THE INDIVIDUAL NATURE OF EACH UBI STOCKHOLDER'S TAX SITUATION, UBI STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER.

   The Merger will be a taxable event for federal income tax purposes and may also be a taxable event under applicable state, local and foreign tax laws. A UBI stockholder will recognize gain or loss for federal income tax purposes measured by the difference between the amount of cash received (less, in the case of Dissenting Shares, any amount thereof that is deemed to be interest for federal income tax purposes) and such UBI stockholder's adjusted tax basis for the shares of UBI Common Stock converted. The gain or loss recognized will be treated as a long-term capital gain or loss if the UBI stockholder has held the shares of UBI Common Stock as a capital asset and the UBI stockholder's holding period for such shares exceeds one year.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
Page 18

                                    FINANCIAL INFORMATION
                         Selected Financial Data and Per Share Data
                          (Amounts in thousands, except per share)
                                         (unaudited)

The following table presents for UBI, on an historical basis, selected consolidated financial data.


                                                   For the Year Ended December 31,
                                                1994    1993    1992   1991    1990

  Income Statement Data
    Net interest income and other income:   35,660   31,817   31,150   29,713   27,058
    Income from continuing operations:       5,689    5,192    4,300    3,502    2,885

  Balance Sheet Data
    Total assets:                          665,677  532,857  548,309  560,259  564,983
    Long-term borrowings:                   13,213    8,000   10,000   10,000       --
    Total stockholders' equity:             45,649   40,816   36,220   32,480   29,373

  Per Share Data
    Income from continuing operations:       16.07    14.81    12.28    10.03     8.27
    Book value:                             127.44   116.39   103.28    92.88    84.24
    Cash dividends:                           1.20     1.70     1.70     1.20     1.20










    Refer to financial information for UBI contained in the UBI Annual Report on Form 10-K accompanying this Proxy Statement.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 19

Independent Public Accountants for UBI

   Representatives of Allen, Gibbs & Houlik, L.C. are expected to be present at the UBI Special Meeting with the opportunity to make a statement if they so desire to do so and to respond to appropriate questions.


                          INCORPORATION BY REFERENCE

   The following documents filed by UBI with the SEC are hereby incorporated by reference herein:

 (a)UBI's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (Commission File No. 0-11114).

  All documents subsequently filed by UBI pursuant to Sections 13(a) or 15(d) of the Exchange Act shall be deemed to be incorporated by reference into this Proxy Statement from the date of filing such documents.

  Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified, to constitute a part of this Proxy Statement.

   This Proxy Statement is accompanied by a copy of UBI's Annual Report on Form 10-K for the year ended December 31, 1994. Copies of any other documents incorporated by reference relating to UBI will be provided without charge to each person to whom a copy of this Proxy Statement is delivered upon written or oral request. Requests for such copies should be directed to 200 Union Center, 150 North Main, Wichita, Kansas 67202 (telephone number (316) 261-4701).

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 20








                                   EXHIBITS

                                   Exhibit A

                             UNION BANCSHARES, INC
              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                                March 29, 1995



                         AGREEMENT AND PLAN OF MERGER

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 21

                         AGREEMENT AND PLAN OF MERGER


   This Agreement and Plan of Merger (the "Agreement") dated as of the 1st day of November, 1994, is made by and between COMMERCE BANCSHARES, INC., a Missouri corporation ("Commerce"), CBI-CENTRAL KANSAS, INC., a Kansas corporation ("Sub"), and UNION BANCSHARES, INC., a Kansas corporation ("Union").

                             W I T N E S S E T H:

   WHEREAS, the Boards of Directors of Commerce, Sub and Union deem it advisable and in the best interests of their respective stockholders that Commerce and Union become affiliated through the merger of Union with and into Sub in the manner hereinafter set forth (the "Merger").

   NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

                                   ARTICLE I

                                  THE MERGER

   1.1. The Merger. Upon the terms and subject to the conditions of this Agreement at the Effective Time (as hereinafter defined), Sub shall be merged with and into Union and the separate existence and corporate organization of Sub shall thereupon cease and Sub and Union shall thereupon be a single corporation. Union shall be the surviving corporation in the Merger and the separate corporate existence of Union shall continue unaffected and unimpaired by the Merger.

   1.2. Effective Time of Merger. On the Closing Date (as hereinafter defined), the proper officers of Union and Sub shall execute and acknowledge an appropriate certificate of merger that shall be filed with the Kansas Secretary of State on the first business day following the Closing Date, all in accordance with the Kansas General Corporation Code (the "Kansas Code"). The Merger shall become effective on the first day of the first calendar month following the Closing Date (the "Effective Time"). The closing shall be on a day (the "Closing Date") occurring not less than one (1) and not more than three (3) business days before the Effective Time and not later than forty (40) days after the date on which the last of any condition precedent contained herein is waived or is fulfilled, as specified in a notice delivered by Commerce to Union not less than three (3) business days prior to such Closing Date, or on such other date as Union, Commerce and Sub shall mutually agree. The closing shall be at 10:00 a.m. at Commerce Bank of Kansas City, N.A., 1000 Walnut, Kansas City, Missouri, on the Closing Date, or at such other time and place as Union, Commerce and Sub shall mutually agree.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 22

   1.3. The Articles of Incorporation. The Articles of Incorporation and By-Laws of Sub as in effect immediately prior to the Effective Time shall be and remain the Articles of Incorporation and By-Laws of the surviving corporation from and after the Effective Time until amended as provided by law and the officers and directors of Sub shall continue as the officers and directors of the surviving corporation from and after the Effective Time and the name of Union shall be changed to that of Sub at the Effective Time.

   1.4. Effect of Merger. Subject to Kansas law, at the Effective Time (a) Union shall possess all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, immunities, powers, franchises, and authority, of a public as well as of a private nature, of Sub and all obligations belonging to or due each of Union and Sub shall be vested in Union without further act or deed; (b) title to any real estate or any interest therein vested in Sub shall not revert or in any way be impaired by reason of the Merger; (c) all rights of creditors and all liens on any property of the Sub shall be preserved unimpaired; and (d) Union shall be liable for all the obligations of Sub, and any claim existing, or action or proceeding pending, by or against either of Union or Sub, may be prosecuted to judgment with the right of appeal, as if the Merger had not taken place.

   1.5. Further Assurances. If at any time after the Effective Time, Union shall consider it advisable that any further conveyances, agreements, documents, instruments or assurances of law or any other actions or things are necessary or desirable to vest, perfect, confirm, or record in Sub the title to any property, rights, privileges, powers, or franchises of Union, the Board of Directors and officers of Sub shall, and will be authorized to, execute and deliver in the name and on behalf of Union, Sub or otherwise, any and all proper conveyances, agreements, documents, instruments, and assurances of law and do all things necessary or proper to vest, perfect, or confirm title to such property, rights, privileges, powers and franchises in Sub, and otherwise to carry out the provisions of this Agreement.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 23

                                  ARTICLE II

                             CONVERSION OF SHARES

   2.1. Effect of Merger on Sub Stock. At the Effective Time of the Merger, each share of common stock, $1.00 par value per share, of Sub issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding at the Effective Time and shall be unaffected by the Merger.

   2.2. Conversion of Union Shares in the Merger and Cash Payment. At the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof:

      (a)Each outstanding share of Class A common stock, $10 par value per share , of Union ("Common Stock"), of which 358,190 shares are issued and outstanding, but excepting Union Dissenting Shares, as defined below, shall be converted into the right to receive $242.00 in cash.

      (b)Each share of Common Stock that is either authorized but unissued or held in the treasury of Union, if any, shall be canceled and retired and shall cease to exist from and after the Effective Time, and no cash, securities or other consideration shall be delivered in exchange therefor.

      (c)Commerce, on behalf of Sub, shall make available at and after the Effective Time an amount in cash as necessary for the purposes hereof. As soon as practicable after the Closing Date, Commerce shall mail to the holder(s) of record of shares of Common Stock (i) a form letter of transmittal and (ii) instructions for effecting the surrender of certificates of Common Stock for exchange into cash. Within three (3) business days following receipt of all required documentation, Commerce shall cause to be mailed checks for the amount to be delivered in exchange for the Common Stock.

      (d)At the Effective Time, the stock transfer books of Union shall be closed and no transfer of Common Stock shall thereafter be made.

   2.3. Stockholders' Approval. Union agrees to call and hold a meeting of its stockholders (the "Stockholder Meeting") as promptly as practicable after the date hereof for the purpose of voting upon the approval of the Merger. Union shall use its reasonable best efforts to solicit from its stockholders proxies in favor of the approval of the Merger, and shall take all other action necessary or advisable to secure the vote or consent of stockholders required by the Kansas Code to obtain such approval, unless otherwise necessary under the applicable fiduciary duties of the directors of Union as determined by such directors in good faith after consultation with and based upon the advice of independent legal counsel.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 24

   2.4. Dissenting Shares. Notwithstanding anything to the contrary contained in this Agreement, to the extent appraisal rights are available to the Company's stockholders pursuant to the Kansas Code, any shares of Common Stock held by a person who objects to the Merger, whose shares of Common Stock were not voted in favor of the Merger and who complies with all of the provisions of the Kansas Code concerning the rights of such person to dissent from the Merger and to require appraisal of such person's shares of Common Stock and who has not withdrawn such objection or waived such rights prior to the Closing Date ("Union Dissenting Shares") shall not be converted pursuant to Section 2.2 but shall become the right to receive such consideration as may be determined to be due to the holder of such Union Dissenting Shares pursuant to the Kansas Code, including, if applicable, any costs determined to be payable by Sub to the holders of the Union Dissenting Shares pursuant to an order of the district court in accordance with the Kansas Code.


                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF COMMERCE AND SUB

  Commerce and Sub, jointly and severally, hereby represent and warrant as follows:

   3.1.  Organization and Authority.

      (a)Commerce is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and is a duly registered bank holding company under the provisions of the Bank Holding Company Act of 1956, as amended. Commerce has the corporate power to enter into and perform this Agreement and the execution, delivery and performance of this Agreement by Commerce and the consummation by Commerce of the transactions contemplated hereby have been duly authorized by the Board of Directors of Commerce with no approval thereof by the stockholders of Commerce being required to approve this Agreement.

      (b)Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas, and is a duly registered bank holding company under the Bank Holding Company Act of 1956, as amended. Sub has the corporate power to enter into and perform this Agreement, and the execution, delivery and performance of this Agreement by Sub and the consummation by Sub of the transactions contemplated hereby have been duly authorized by its Board of Directors and by Commerce as the sole stockholder of Sub.

   3.2. Valid and Binding Agreement; No Violation. Commerce and Sub have all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Execution and delivery of this Agreement by Commerce and Sub and the consummation by Commerce and Sub of the transactions contemplated hereby have been duly and validly

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 25

authorized by all necessary corporate action, and no other corporate proceedings on the part of Commerce are necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement constitutes a valid and binding agreement of Commerce and Sub enforceable in accordance with its terms, and neither the execution and delivery of this Agreement nor the consummation by Commerce or Sub of the transactions contemplated hereby violates or conflicts with the Articles of Incorporation or By-Laws of Commerce or Sub or any agreement, law, regulation, order, judgment or other restriction of any kind to which Commerce or Sub is a party or by which either of them is bound.

   3.3.  SEC Reports.

      (a)Commerce's Report on Form 10-K for year ended December 31, 1993, filed with the Securities and Exchange Commission ("SEC"), and all subsequent reports and proxy statements filed by Commerce thereafter pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934, as amended, or any successor federal statute and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time (the "Exchange Act"), do not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed. Since the filing of such Report on Form 10-K, no other report, proxy statement, or other document, which has been required to be filed by Commerce or any of its subsidiaries pursuant to Section 13(a) or 14(a) of the Exchange Act has not been filed. Commerce has delivered to Union the following documents: Form 10-K for Fiscal Year Ended December 31, 1993; the Annual Report to Stockholders for such year; Form 10-Q Quarterly Reports for the quarters ended March 31, 1994 and June 30, 1994; and a copy of the Proxy Statement for the 1994 Annual Meeting of Stockholders of Commerce. Commerce shall deliver to Union a copy of all additional reports, proxy statements and other documents filed with the SEC pursuant to Section 13(a) or 14(a) of the Exchange Act since its Form 10-Q Quarterly Report for the quarter ended June 30, 1994, when and as such filings are made, through the Closing Date.

      (b)Each of the consolidated financial statements (including, in each case, any notice thereto), contained in the SEC Reports was prepared in accordance with the generally accepted accounting principles supplied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented the financial position, results of operations and cash flows of Commerce on a consolidated basis as at the respective dates thereof and for the respective periods indicated therein (subject, in case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to be material in amount).

   3.4. Proxy Statement. The information contained in the proxy statement (or any supplements thereto), to be sent to stockholders of Union to solicit their votes in connection with the transaction contemplated by this Agreement (the "Proxy Statement"),
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UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 26

provided by Commerce to Union, or available from Commerce's public filings with government agencies for use in the Proxy Statement, at the time when mailed to the stockholders of Union and at all times up to the meeting of such stock-holders, does not and will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statement therein in light of the circumstances under which they were made, not misleading; provided, however, that information as of a later date shall be deemed to modify information as of an earlier date.

   3.5. Commerce will have sufficient cash at and following the Effective Time to fulfill its obligations to the holders of shares of common stock pursuant to
Article II above.

   3.6. Neither Commerce nor Sub know of any material fact or event which might cause the disapproval of the Merger by any appropriate regulatory authorities.

                                  ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF UNION

   Except as otherwise qualified in the Schedules attached hereto, Union hereby represents and warrants to each of Commerce and Sub as follows:

   4.1.  Organization and Good Standing.

      (a)Union and each of its non-banking subsidiaries (including Union Center, Inc.) is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation with the corporate power and authority to own its respective properties and conduct its respective businesses as now being conducted, and Union is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. The conduct of Union's and each of its non-banking subsidiaries' respective businesses and the ownership of their properties do not require Union or any subsidiary to qualify as a foreign corporation in any jurisdiction except where the failure to be so qualified individually or in the aggregate would not materially and adversely affect the business, operations, properties or financial condition of Union and its subsidiaries.

      (b)Union has one banking subsidiary, Union National Bank of Wichita (the "Bank"), which is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America with the corporate power and authority to carry on its business as it is now being conducted. Bank is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified individually or in the aggregate would not materially and adversely affect the business, operations, properties or financial condition of Union and Bank.

      (c)Bank has one subsidiary, Union Center, Inc.
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UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 27

      (d)The subsidiaries listed on Schedule 4.7 attached hereto constitute all of the subsidiaries of Union and Bank.

   4.2. Authority Relative to this Agreement. Union has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Execution and delivery of this Agreement by Union and the consummation by Union of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Union are necessary to authorize this Agreement or to consummate the transactions contemplated herein (other than, with respect to the Merger, the approval and adoption of this Agreement by holders of a majority of the then outstanding shares of Union Common Stock and the filing and recordation of appropriate merger documents as required by the Kansas Code). This Agreement has been duly and validly executed and delivered by Union and, assuming the due authorization, execution and delivery by Commerce and Sub constitutes a legal, valid and binding obligation of Union, enforceable against Union in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

   4.3 No Conflict. The execution and delivery of this Agreement by Union does not, and the performance of the transactions contemplated herein by Union will not, (i) conflict with or violate the Articles of Incorporation or By-Laws of Union (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Union or Bank or by which any property or asset of Union or Bank is bound of affected or (iii) result in a breach of or constitute a default under (or an event which with notice or lapse of time or both would become a default), result in the loss of a material benefit under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Union or Bank pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Union or Bank is a party or by which Union or Bank or any property or assets of Union or Bank is bound or affected.

   4.4 Compliance. Neither Union nor Bank nor any subsidiary of Union or Bank is in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to any such entity or by which any property or asset of any such entity is bound or affected or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which any such entity is a party or by which any such entity or any property or asset of any such entity is bound or affected.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 28

   4.5.  Capitalization.

      (a)Union has authorized capital stock consisting of 1,000,000 shares of Common Stock, of which 358,190 shares are issued and outstanding. All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable. There are no outstanding warrants, options, subscriptions, contracts, rights or other agreements or commitments obligating Union to issue or sell any additional shares of Common Stock nor are there outstanding any securities, debts, obligations or rights which are convertible into or exchangeable for shares of Common Stock.

      (b)The authorized capital stock of Bank consists of 1,000,000 shares of common stock, $10.00 par value per share, of which 600 shares have been duly and validly authorized and issued, are fully paid, and of which 600 shares are owned of record by Union free and clear of all liens, encumbrances, equities or claims. There are no outstanding warrants, options, subscriptions, contracts, rights or other arrangements or commitments obligating Union or Bank to issue or sell any additional shares of Bank's capital stocks nor are there outstanding any securities, debts, obligations or rights which are convertible into or exchangeable for shares of capital stock of Bank.

      (c)Union owns all of the issued and outstanding shares of capital stock of each subsidiary other than Bank free and clear of all liens, encumbrances, equities or claims.

   4.6. Government Regulation. Union and Bank hold all material licenses, certificates, permits, franchises and rights from all appropriate federal, state or other public authorities necessary for the lawful conduct of their respective businesses and ownership of their respective properties. Except as disclosed herein or in Schedules attached hereto, Union and Bank have substantially complied with all material federal, state and local statutes, regulations, ordinances or rules applicable to the ownership of their respective properties or the conduct of their respective businesses.

   4.7.  SEC Filings; Financial Statements.

      (a)Union has filed all forms, reports and documents required to be filed with the SEC. Union's Report on Form 10-K for year ended December 31, 1993, filed with the Securities and Exchange Commission ("SEC") and all subsequent reports and proxy statements filed by Union thereafter pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934, as amended, or any successor federal statute and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time (the "Exchange Act"), do not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed. Since the filing of such Report on Form 10-K, no other report, proxy statement, or other document has been required to be filed by Union or any of its subsidiaries pursuant to Section 13(a) or 14(a) of the Exchange Act which has not been filed. Union has delivered to Commerce all reports and documents listed on Schedule 4.7.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 29

      (b)Each of the consolidated financial statements (including, in each case, any notice thereto) contained in the SEC Reports was prepared in accordance with the generally accepted accounting principles supplied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented the financial position, results of operations and cash flows of Union and Bank on a consolidated basis as at the respective dates thereof and for the respective periods indicated therein (subject, in case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or the aggre-gate, to be material in amount).

   4.8. Litigation. Except as set forth on Schedule 4.8 and except as disclosed herein or any Schedule hereto, there are as of the date hereof no actions, suits, claims, demands or other proceedings or investigations, either judicial or administrative, pending or, to the knowledge of Union, threatened against or affecting the properties, assets, rights or business of Union or Bank or any of their respective subsidiaries or the right to carry on or conduct their respective businesses, nor are there to the knowledge of Union any grounds therefor, which, if adversely determined, would in the aggregate materially adversely affect the business, operations, properties or financial condition of Union or Bank or any of their respective subsidiaries. As of the date hereof, no judgment, order, decree or award has been entered against Union or Bank or any of their respective subsidiaries nor to the knowledge of Union has any liability been incurred which has or could have such effect. Except as otherwise disclosed to Commerce, there are as of the date hereof no actions, suits, claims, demands or other proceedings or investigations, either judicial or administrative, pending or, to the knowledge of Union, threatened which will or could prevent or materially interfere with the consummation of the transactions contemplated by this Agreement.

   4.9. Title to Assets. Except for assets pledged to the Federal Home Loan Bank of Topeka and except for securities pledged to secure deposits of public funds or subject to customer repurchase agreements entered into in the ordinary course of business, Union and Bank and their respective subsidiaries have good and marketable title to and possession of all of their respective real and personal properties and assets, in each case free and clear of any liens, restrictions, encumbrances, rights, title and interests of others, except as reflected on their respective financial statements and except for the lien of current taxes, covenants and restrictions of record, and other minor imperfections of title not affecting marketability, which liens, covenants, restrictions and imperfections do not materially affect the value of such property and do not interfere with the use made of such property by Union and Bank.

   4.10. Undisclosed Liabilities. Except as disclosed herein in Schedule 4.10 attached hereto, and except for one or more letters of credit and any other credits which, when aggregated as to one borrower amounts to less than $250,000 as of the date hereof, Union and Bank and their respective subsidiaries have no debt, liability or obligation (whether accrued, contingent, absolute or otherwise) known to either of the nature customarily reflected in a corporate balance sheet or the notes thereto that is not reflected

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 30

or reserved against in the Financial Statements or was not incurred in the ordinary course of their business.

   4.11. Taxes. Union has heretofore delivered to Commerce copies of the federal and state tax returns for Union and Bank and all notices related thereto for the three fiscal years immediately preceding the date of this Agreement. Union and Bank have filed with the appropriate governmental agencies, all federal, state and local tax or information returns and tax reports due in respect of any of their business or properties in a timely fashion and have paid all amounts due shown on such returns, except where the failure to make such filing or make such payment, individually or in the aggregate, would not materially and adversely affect the business, operations, properties or financial condition of Union or Bank. Neither the Internal Revenue Service nor any other taxing authority or agency, is now asserting or, to the best knowledge of Union, threatening to assert against Union or Bank any deficiency or material claim for additional taxes or interest thereon or penalties in connection therewith. The accruals and reserves for taxes (including interest and penalties, if any, thereon) reflected in the balance sheet contained in Union's Form 10-K for the year ended December 31, 1993 and the most recent quarterly financial statements are accurate in accordance with generally accepted accounting principles. Union and Bank have withheld or collected and paid over to the appropriate governmental authorities, or are properly holding for such payment, all taxes required by law to be withheld or collected. There are no liens for taxes upon the assets of Union or Bank, other than liens for current taxes not yet due and payable.

   4.12. Contracts. Except as set forth on Schedule 4.12 or any other Schedule attached hereto, neither Union nor Bank nor any of their respective subsidiaries is party to or bound by any:

      (a)employment contract;

      (b)bonus, deferred compensation, savings, profit sharing, severance pay, pension or retirement plan or arrangement;

      (c)material lease or license with respect to any property, real or personal, whether Union or Bank is landlord or tenant, licensor or licensee, involving a liability or obligation of Union or Bank as obligor in excess of $5,000 on an annual basis;

      (d)agreement, contract or indenture relating to the borrowing of money by Union or any subsidiary, excluding deposit obligations, obligations under certificates of deposit, letters of credit, items in the process of collection, commitments to loan or discount, endorsements made for collection and guarantees made in the ordinary course of business;

      (e)agreement with any present or former officer, director or stockholder of Union or Bank; or

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 31

      (f)other contract, agreement or other commitment (other than those expressly excluded in Section 4.12.(d) above) which is material to the business, operations, property, prospects or assets or to the condition, financial or otherwise, of Union or Bank or which involve a payment by Union or Bank of more than $10,000 in one year.

   4.13. Conduct.  Since December 31, 1993 and except as set forth in Schedule
4.13 or any other Schedule attached hereto:

      (a)There has been no material adverse change in the financial condition of, or in the properties, assets, liabilities, rights or business, taken as a whole, of Union or Bank or their respective subsidiaries or in the relation-ship of Union or Bank or their respective subsidiaries with respect to their employees, creditors, suppliers, distributors, customers or others with whom they have business relationships.

      (b)The business affairs of Union and Bank and their respective subsidiaries have been conducted and carried on only in the ordinary and regular course of business, and Union and Bank and their respective subsidiaries have not, except as otherwise disclosed to Commerce, incurred or become subject to any liabilities or obligations other than those incurred in the ordinary course of business, those incurred pursuant to existing contracts disclosed pursuant to Section 4.12. and those incurred pursuant to commitments permitted hereby.

      (c)There have been no dividends or other distributions declared, set aside or paid in respect of Union Common Stock, nor has any action with respect to Union Common Stock proscribed under Section 5.1(g) of this Agreement occurred or been taken.

      (d)Union and Bank and their respective subsidiaries have not entered into any employment contract with any director, officer or salaried employee, paid any or made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any of their officers, employees or directors, increased the rate of compensation, if any, or instituted or made any material increase in any officer's, employee's or director's welfare, retirement or similar plan or arrangement, other than merit increases made in accordance with past practices and procedures which have not exceeded 5% on an annual basis for the Bank taken as a whole.

      (e)Except as set forth on Schedule 4.13 (attached hereto) there have been no material contractual or substantive business commitments or plans for material contractual or substantive business commitments made by Union as of the date of this Agreement.

   4.14. Compliance with ERISA. Neither Union nor Bank nor their respective subsidiaries has established, maintained or contributed at any time during the five-year period ending as of the Effective Time to any employee benefit plan (as defined in Sections 3(3) or 3(37) of the Employment Retirement Income Security Act of 1974 ("ERISA")), except for Union's 401(k) plan (the "Plan") and those welfare benefit plans (including any cafeteria

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 32

plan under Section 125 of the Internal Revenue Code of 1986, as amended) listed on Schedule 4.14 hereto (the "Welfare Plans"). True and accurate copies of the Plan and the Welfare Plans and all currently effective amendments thereto have been provided to Commerce together with (i) determination letters received in respect of the Plan, and (ii) the Form 5500 annual reports and supporting schedules filed in respect of the Plan and the Welfare Plans, as applicable, for the three most recent years ending on or before the Effective Time. To the best of Union's knowledge as sponsor of the Plan, the Plan, the Plan Sponsor and each fiduciary (as defined in Section 3(21) of ERISA) of the Plan are in compliance in all material respects with all applicable requirements of ERISA, and are in compliance in all material respects with all applicable requirements (including nondiscrimination requirements in effect as of the Effective Time) of the Internal Revenue Code of 1986 ("Code"), including, but not limited to, Sections 401, 501 and 4975 of the Code. The Welfare Plans have been operated and maintained in all material respects in compliance with the health care continuation provisions of the Consolidated Omnibus Reconciliation Act of 1985 ("COBRA"). For purposes of this Section 4.14., noncompliance with the Code, COBRA or ERISA is material if such noncompliance could have a material adverse effect on the condition of the Plan or of Union or Bank, either as of the Effective Time or upon discovery of the noncompliance. To the best of Union's knowledge as sponsor of the Plan, all required contributions to the Plan through the Effective Time have been made. To the best of Union's knowledge as sponsor of the Plan, Union and Bank (each with respect to the Plan) as well as the Plan have no material current or threatened liability of any kind to any person, including but not limited to any government agency, now or as of the Effective Time, other than for the payment of benefits in the ordinary course.

   4.15. Information Supplied. Other than information supplied by Commerce or Sub, none of the information supplied by Union for inclusion or incorporation by reference in the Proxy Statement will, at the date of mailing to stockholders and at the time of the meeting of stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

   4.16. Defaults. As of the date hereof, neither Union nor Bank nor their respective subsidiaries is in material breach or material default known to either under any agreement or commitment to which the Union or Bank or their respective subsidiaries is a party, or under any loan agreement, note, security agreement, guarantee or other document pursuant to or in connection with the Union's or Bank's extension of credit; and to their knowledge there has not occurred any event which, after the giving of notice, the lapse of time or otherwise, would constitute any such default under, or result in any such breach of, any such agreement, commitment or extension of credit.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 33

   4.17. Insurance. All insurance maintained by Union and Bank and their respective subsidiaries with respect to their insurable properties specifying the risk insured against, the coverage provided, and the respective insurance carrier is set forth on Schedule 4.17, and Commerce concurs that the forms of coverage for the insurable properties so provided are acceptable for all purposes hereof.

   4.18. Environmental Laws. Except as may be reflected on the reports listed on Schedule 4.18, (i) the operations and Properties (as hereinafter defined) of Union and Bank and their respective subsidiaries comply in all material respects with all applicable past and present federal, state and local environmental statutes and regulations; (ii) none of the operations of Union or Bank or their respective subsidiaries are subject to any judicial or administrative proceedings alleging the violation of any federal, state or local environmental health or safety statute or regulation nor are they the subject of any claim alleging damages to health or property pursuant to which Union or Bank or their respective subsidiaries would be liable in law or equity, which claims, if determined adversely, could have a material adverse effect on the business, operations or financial condition of Union or Bank taken as a whole; (iii) none of the operations of Union or Bank or their respective subsidiaries are the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any hazardous or toxic waste, substance or constituent, or any other substance into the environment which remedial action may materially adversely affect the assets, condition (financial or otherwise), operations, results of operations, business or prospects of Union or Bank or their respective subsidiaries taken as a whole, or the value of the property affected by such release, nor has Union or Bank been directed to conduct such investigation, formally or informally, by any governmental agency, nor has it agreed with any governmental agency or private person to conduct any such investigation; and (iv) neither Union nor Bank nor their respective subsidiaries has filed any notice under any federal, state or local law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release of a hazardous or toxic waste, substance or constituent or any other substance into the environment which materially and adversely affects the assets, condition (financial or otherwise), operations, results of operations, business or prospects of Union or Bank or their respective subsidiaries taken as a whole.

   4.19. Loans. Except as set forth on Schedule 4.19 attached hereto, all of the accounts, notes and other receivables which are reflected in the consolidated Union financial statements as of June 30, 1994 were acquired in the ordinary course of business and are believed to be collectable in full in the ordinary course of business, except for possible loan losses which are adequately provided for in the allowance for loan losses in such financial statements. The collection experience of Bank since June 30, 1994 to the date hereof has not materially deteriorated from the credit and collection experience of said entity for the six months ended June 30, 1994 and the year ended December 31, 1993. Schedule 4.19 sets forth as of the date of this Agreement all assets classified as real estate acquired through foreclosure, including in substance foreclosed real estate.

   4.20. Labor. No work stoppage involving Union or Bank or their respective subsidiaries is pending or, to the best knowledge of Union, threatened. Neither Union nor Bank nor
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UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 34

their respective subsidiaries is involved in, or, to the best knowledge of Union, threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding which could materially adversely affect the business of Union or Bank. No employee of Union or Bank is represented by any labor union or any collective bargaining agreements otherwise in effect with respect to any such employee.

                                   ARTICLE V

                              COVENANTS OF UNION

   5.1. Conduct of Business Until Closing Date. Between the date hereof and the Closing Date, unless prior written consent of Commerce is obtained, and except pursuant to existing agreements disclosed herein or hereunder, Union and Bank and their respective subsidiaries:

      (a)will carry on their business diligently and substantially in the same manner as heretofore conducted, and will not enter into any transaction other than in the ordinary course of business;

      (b)will not make any single loan (or series of loans to the same or related entities or persons) or any commitment to loan (or series of commitments to the same or related entities or persons) which would be graded Credit Quality 4 (CQ4) or lower under Bank's rating system in an amount greater than $100,000 other than renewals of existing loans or commitments to loan;

      (c)will not sell securities held in the bank portfolio in the aggregate amount of more than $1 million during any calendar month, except the Bank may make immediate sales to meet extraordinary liquidity requirements and will not purchase or invest in any securities, other than U.S. government obligations or securities backed by the full faith and credit of the United States having a maturity of not more than three years from the date of purchase;

      (d)will not amend or adopt any employee benefit plan, and will not grant any increase in the rates of pay of their employees or any increase in the compensation payable or to become payable, if any, to any director, officer, employee or agent thereof, or increase in any amount the benefits or compensation of any such directors, officers or employees of Union or Bank under any pension plan or other contract or commitment, except that Bank may continue its past practice of granting compensation increases to newly-hired hourly employees after such new hire has passed a 90-day probation period, and except that Bank may, in accordance with past practices and procedures, grant bonuses and merit increases; provided, however, that with respect to the officer groups identified on Schedule 5.1(d), the aggregate compensation increases for merit on an annual basis will not exceed 5% for any one officer; and provided further that cash performance bonuses may be paid in an amount not to exceed $700,000 in the aggregate for calendar year ending December 31, 1994.
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UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 35

      (e)will not enter into any contract or commitment (except loan commitments as permitted in Subparagraph (b) of this Section 5.1.) involving an obligation or commitment in excess of $5,000 or engage in any transaction not in their usual and ordinary course of business and consistent with past practices and will not enter into any contracts relating to the provision of data processing or other operational services in amounts exceeding $1,000 per year except as permitted in subparagraph (f) of this Section 5.1.;

      (f)will not, except as set forth in Schedules set forth in Section 4, make any expenditure for fixed assets or computer software in excess of $2,500 for any single item or $10,000 in the aggregate or enter into any leases of fixed assets or computer software;

      (g)will not declare or pay any dividend or make any other distribution in respect of any Union Common Stock, except that one dividend of $.30 per share may be declared and paid in the fourth quarter of the 1994 fiscal year of Union, and except that if the Closing does not occur on or before March 31, 1995, dividends may be paid after such date and any such dividend shall not exceed fifty percent (50%) of the net earnings of Union and Bank for each full month after such date.

      (h) will not, directly or indirectly, redeem, purchase or otherwise acquire any Union Common Stock or enter into agreements to purchase or acquire such stock except that Union may close the transactions described in a letter dated October 5, 1994 between Robert D. Love, Love Box Company and Union;

      (i)will not amend the Articles of Incorporation or By-Laws of Union or the Articles of Incorporation or By-Laws of Bank or make any change in the authorized, issued or outstanding capital stock of Union or Bank;

      (j)will not acquire or purchase any assets of or make any investment in any financial institution other than the purchase of loans or participation therein in the ordinary course of business, but subject to Section 5.1.(b) and other than the acquisition of all of the outstanding capital stock of Clearwater Home State Bank, Inc., Clearwater, Kansas, but only following written approval of such acquisition by Commerce; and

      (k)will keep in force all insurance policies presently in effect until the Effective Time.

      (l)will grant Commerce the right to participate in decisions regarding any community development corporation to which Union is a party.

For purposes hereof and for anything requiring written consent of Commerce, Union and/or Bank shall request in writing the required consent of Commerce which shall be deemed received by Commerce when given to Commerce as provided in
Section 11.4 hereof. If no objection is given by Commerce to such request within 10 business days (except with
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UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 36

respect to loans made pursuant to Section 5.1(b) in which event it shall be two
(2) business days) after it is so given, the request shall be deemed granted. Nothing contained in this Section 5.1 shall be deemed to preclude or prohibit Union from paying costs and expenses associated with the transactions contemplated by this Agreement, and Bank shall be entitled to declare a dividend sufficient for Union to pay such costs and expenses without the consent of Commerce.

   5.2. Inspection. Between the date hereof and the Closing Date and upon reasonable notice, Commerce and its authorized representatives shall be permitted full access during normal business hours to all properties, books, records, contracts and documents of Union and Bank. Union shall furnish to Commerce and its authorized representative all information with respect to the affairs of Union and Bank as Commerce may reasonably request.

   5.3. Financial Statements and Call Reports. Union shall deliver to Commerce monthly reports of condition and income statements of Bank in the format currently used by Bank, when and as prepared, shall deliver to Commerce copies of the Call Reports for Bank as filed with any regulatory agency promptly after such filing, and shall deliver to Commerce quarterly financial statements of Union.

   5.4. Right to Attend Meetings. Union and Bank shall allow a representative of Commerce to attend as an observer

      (a)all meetings of the Boards of Directors of Union and Bank and their respective subsidiaries;

      (b)all meetings of the committees of each such board, including, without limitation, the audit and executive committees thereof; and

      (c)any other meeting of Union or Bank officials at which significant policies are being made.

Union and Bank shall give two (2) days notice (such period conclusively presumed to be reasonable notice) to Commerce of any such meeting and, if then known, the agenda for or business to be discussed at such meeting. Union and Bank shall provide to Commerce all information provided to the directors on all such boards and committees in connection with all such meetings or otherwise provided to the directors and shall provide any other financial reports or other analyses prepared for senior management of Union or Bank.

   5.5. Data Processing. Union shall cooperate with Commerce in taking those planning actions necessary (not to include giving notice to any Bank customers) to be in a position to convert its data processing procedures and formats to procedures and formats used by Commerce as soon as reasonably practicable under the circumstances after the Effective Time. Commerce shall provide such assistance and consultation as Union may reasonably require in such planning process. In addition, Union shall not enter into any new data processing contracts without the approval of Commerce, and will cooperate with Commerce to terminate existing data processing contracts. As soon as practicable, Union will

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 37

permit its residential real estate loan service data processing operations to be converted to systems used by Commerce Mortgage Corporation under a contractual arrangement which is standard to the industry. Commerce will also take all reasonable steps to accomplish such conversion.

   5.6. No Solicitation. Neither Union nor Bank, nor any affiliates or associates of Union or Bank acting for or on behalf of Union or Bank, shall, directly or indirectly, make, encourage, facilitate, solicit, assist or initiate any inquiry or proposal, or participate in any negotiations with, or, subject to the provisos to this sentence, furnish any information to, any corporation, partnership, agent, attorney, financial adviser, person, or other entity or group (other than (a) Commerce, Sub, an affiliate or associate of Commerce or Sub or an officer, employee or other authorized representative of Commerce, Sub or such affiliate or associate or (b) Union's counsel and financial adviser, if any, solely for use in connection with the transactions contemplated hereby) relating to any (i) liquidation, dissolution, recapitalization, merger or consolidation of Union or Bank, (ii) outside the ordinary course of business, sale of a significant amount of assets of Union or Bank, (iii) purchase or sale of shares of capital stock of Union or Bank (except for any exchange of Bank stock for Union Common Stock by the holders thereof, other than Union), or (iv) any similar transactions involving Union or Bank, other than the transactions contemplated by this Agreement; provided, however, that Union may provide information at the request of a third party if the Board of Directors of Union determines, in good faith, that the exercise of its fiduciary duties to Union's stockholders under applicable law, as advised in writing by Martin, Pringle, Oliver, Wallace & Swartz L.C., requires it to take such action, and, provided further, that Union may not, in any event, provide to such third party any information which it has not provided to Commerce and Sub. Union shall immediately cease and cause to be terminated any and all such contacts and negotiations with respect to any such transaction. Union shall immediately inform Commerce and Sub of any inquiry, proposal or request for information (including the terms thereof and the person making such inquiry) which it may receive in respect of such a transaction.

   5.7. Notification of Certain Matters. Union shall give prior notice to Commerce of (i) the occurrence or non-occurrence, of any event the occurrence, or non-occurrence, which would be likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate or (y) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied and (ii) any failure of Union to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

   5.8. Financial Actions. Following the date on which the last of the conditions set forth in Section 7.4 and 7.7 hereof is waived or is (or could be) fulfilled and prior to Closing, Union shall take such financial actions in such manner and in such amounts as requested in writing by Commerce, allowed by law and made with the reasonable approval of Union's outside accountants, Allen, Gibbs & Houlik. In the event that the Closing does not occur and such actions cannot be reversed, Commerce shall indemnify Union for the actual damage resulting from any such action (as have been requested in writing.) The
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UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 38

financial actions that may be requested by Commerce pursuant to this paragraph include, but are not limited to: adjustments in the bond portfolio, adjustments to the loan loss reserve, the sale of any or all of Union's fixed rate residential loan portfolio, the initiation of financial accounting entries to reflect restructuring charges, and the initiation of the asset valuation processes in connection with purchase accounting rules. None of the changes made in this Section 5.8 shall effect computation of the net worth covenant contained in Section 7.6.

                                  ARTICLE VI

                         COVENANTS OF COMMERCE AND SUB

   6.1. Regulatory Approvals. Subject to the terms and conditions of this Agreement, Commerce and Sub agree to use their reasonable best efforts to secure as expeditiously as practicable all the necessary approvals, regulatory or otherwise, needed to consummate the transactions contemplated herein. Commerce and Sub shall file such applications as are necessary within 45 days after the date hereof, provide to Union's counsel a copy of all applications for such approvals when and as such are filed and shall keep such counsel or Union advised of the status of the regulatory review process.

   6.2. Information. Commerce and Sub shall provide such information and answer such inquiries as Union may reasonably request or make concerning the subject matter of the representations and warranties of Commerce and Sub herein.

   6.3. Employee Benefits.As of the Effective Time, Commerce, at its option, shall either terminate the Plan (defined in Section 4.12) or merge the Plan into a corresponding Commerce retirement plan, copies of which have been provided to Union. Regardless of the option chosen, as of the Effective Time all of the then participants in the Plan shall become fully vested in their accrued benefits thereunder and employees of Bank shall be entitled to participate in the retirement plan(s) sponsored by Commerce for the benefit of its employees in accordance with their terms. All periods of employment by Union or Bank prior to the Effective Time (measured from date of hire by the Union or Bank) shall be counted or included in determining years of service or employment under any and all Commerce retirement plans for purposes of eligibility thereunder. If Bank's Welfare Plans are not maintained, employees of Union or Bank shall be eligible to participate in all Commerce employee welfare benefit plans in accordance with their terms, and for such purpose all service of such employees with Union and Bank shall be counted as service with Commerce and for purposes of pre-existing condition limitations under the health plan of Commerce, continuous coverage under the health plan of Union or Bank through the Effective Time shall count as coverage under the health plan of Commerce. If an employee
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UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 39

of Union has satisfied the pre-existing condition requirement of Union's Welfare Plans at the effective time, such employee shall be deemed to have satisfied the pre-existing condition of Commerce's Welfare Plans.

                                  ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF COMMERCE AND SUB

   The obligations of Commerce and Sub to consummate the transactions hereunder shall be subject to the satisfaction on or before the Closing Date of all of the following conditions, except such conditions as Commerce or Sub may waive in writing:

   7.1. Representations, Warranties and Covenants. All representations and warranties of Union and Bank contained in this Agreement shall be true in all material respects on and as of the Closing Date, except for changes permitted by or contemplated by this Agreement and except to the extent that any such representation or warranty is made solely as of a specified date. Union and Bank shall have performed all agreements and covenants in all material respects required by this Agreement to be performed on or prior to the Closing Date.

   7.2. Material Actions, Debts or Defaults. On the Closing Date, there shall not be: (i) except as set forth on Schedule 4.6 or as otherwise disclosed to Commerce prior to the date hereof, any material actions, suits, claims, demands or other proceedings or investigations, either judicial or administrative, pending or, to the knowledge of Union or Bank, threatened against or materially affecting the properties, assets, rights or business of Union or Bank or the right to carry on or conduct their respective businesses; (ii) any material debt, liability or obligation of Union or Bank known to either (whether accrued, contingent, absolute or otherwise) required to be reflected in a corporate balance sheet or the notes thereto that is not reflected or reserved against in their respective financial statements or was not incurred in ordinary course of their respective businesses; or (iii) any material breach or material default of Union or Bank known to either under any agreement or commitment to which either is a party, or under any loan agreement, note, security agreement, guarantee or other document pursuant to or in connection with Union's or Bank's extension of credit; any of the foregoing of which would have a material adverse effect upon the financial condition of, or upon the properties, assets, liabilities, rights or business, taken as a whole, of Union or Bank.

   7.3. Adverse Changes. From the date hereof to the Closing Date, there will have been no material adverse change in the financial condition of, or in the properties, assets, liabilities, rights or business, taken as a whole, of Union or Bank, and taking into account for this purpose the proceeds of any applicable insurance.

   7.4. Regulatory Authority Approval. Orders, consents and approvals in form and substance reasonably satisfactory to Commerce shall have been entered by or obtained from the appropriate regulatory authorities authorizing consummation of the transactions contemplated hereby pursuant to the provisions of the Bank Holding Company Act and any
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UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 40

other applicable federal or state banking regulatory statute or rule and no such order, consent or approval shall be conditioned or restricted in any manner which in the reasonable judgment of Commerce and Union would materially adversely affect the operations of or be unduly burdensome to Commerce.

   7.5. Litigation. At the Closing Date, there shall not be pending or threatened litigation in any court, or any proceeding by any governmental commission, board or agency which Commerce reasonably believes could reasonably result in restraining, enjoining or prohibiting the consummation of this Agreement.

   7.6. Financial Measures. On the Closing Date, the consolidated net worth of Union and Bank shall not be less than $46,000,000, except that FASB 115 shall not apply in making such computation. On the Closing Date, the loan loss reserve of Bank shall be at least $5,100,000. The foregoing financial measures shall be determined on the basis of the financial statements of Union and Bank as prepared in accordance with applicable bank holding company and bank regulatory instructions.

   7.7. Approval by Stockholders. The stockholders of Union shall have duly approved and adopted this Agreement and the other transactions contemplated hereby to the extent required by applicable requirements of law and the Articles of Incorporation and By-Laws of Union.

   7.8 Legal Opinion. Commerce shall have received an opinion of counsel for Union in form and substance reasonably satisfactory to Commerce.

   7.9 Comfort Letter. Commerce shall have received a "Comfort" letter from a public accounting firm acceptable to Commerce dated no more than three days prior to the Closing Date in form and substance satisfactory to Commerce.

                                 ARTICLE VIII

                  CONDITIONS PRECEDENT TO OBLIGATION OF UNION

   The obligations of Union to consummate the transactions contemplated hereunder shall be subject to satisfaction on or before the Closing Date of all of the following conditions, except such conditions as Union may waive in writing:

   8.1. Representations, Warranties and Covenants. All representations and warranties of Commerce contained in this Agreement shall be true in all material respects on and as of the Closing Date, except to the extent that any such representation or warranty is made solely as of a specified date, and Commerce shall have performed all agreements and covenants in all material respects required by this Agreement to be performed on or prior to the Closing Date.

   8.2. Regulatory Authority Approval. Orders, consents and approvals in form and substance reasonably satisfactory to Union shall have been entered by or obtained from
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UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 41

the appropriate regulatory authorities authorizing consummation of the transactions contemplated by this Agreement pursuant to the provisions of the Bank Holding Company Act and any other applicable federal or state banking regulatory statute or rule.

   8.3. Litigation. There shall not be pending or threatened litigation in any court or any proceeding by any governmental commission, board or agency which Union believes could reasonably result in restraining, enjoining or prohibiting the consummation of the transactions contemplated by this Agreement.

   8.4. Approval by Stockholders. The stockholders of Union shall have duly approved and adopted this Agreement and the transactions contemplated hereby to the extent required by applicable requirements of law and the Articles of Incorporation and By-Laws of Union.

                                  ARTICLE IX

                           TERMINATION OF AGREEMENT

   9.1. Basis for Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing Date:
(a) by mutual consent in writing of the parties hereto; (b) by Commerce upon written notice to Union if any regulatory approval of the transactions contemplated under the terms of this Agreement shall be denied or if any such regulatory approval shall be conditioned or restricted in any manner which in the reasonable judgment of Commerce and Union would materially adversely affect the operations of or would be unduly burdensome to Commerce; (c) by Commerce or Union if the other party has materially breached this Agreement and has not cured such breach within the earlier of (i) 30 days after the non-breaching party shall have given notice to the breaching party of the existence of such breach or (ii) the Closing Date; (d) by Commerce or Union upon written notice to the other of any other condition imposed for the benefit of such party that shall not have been satisfied or waived prior to the Closing Date and the failure of such satisfaction or waiver would have a material adverse effect; or
(e) in the event that an Environmental Liability exists as described in the last sentence of Section 4.18, except that the Environmental Liability must be one which would likely have a material adverse effect or (f) by either Commerce or Union if this Agreement shall not have been consummated prior to January 1, 1996, provided that the terminating party is not then in material breach of this Agreement.

   9.2. Effect of Termination. In the event of termination of this Agreement for any reason set forth in Section 9.1, other than a breach thereof, no party hereto shall have any liability to the other of any nature whatsoever, including any liability for loss, damages or expenses suffered or claimed to be suffered by reason thereof, except as provided in Sections 5.8 and 10.7 hereof.

   9.3. Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the merger by the stockholders of

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 42

Union or Sub, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

   9.4. Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                   ARTICLE X

                                 MISCELLANEOUS

   10.1. Brokers and Finders. Commerce and Union represent each to the other that this Agreement is the result of direct negotiations between them and that such party has not incurred any liability for any brokers, finders or similar fees in connection with this Agreement.

   10.2. Parties in Interest. This Agreement and the rights hereunder are not assignable unless such assignment is consented to in writing by all parties hereto. Except as otherwise expressly provided herein, all of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors and permitted assigns of the parties hereto.

   10.3. Entire Agreement, Amendments, Waiver. This Agreement contains the entire understanding of Commerce, Sub and Union with respect to the Merger and supersedes all prior agreements and understandings, whether written or oral, between them with respect to the Merger contemplated herein. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or permitted assigns. Any condition to a party's obligation hereunder may be waived by such party in writing.

   10.4. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or transmitted by facsimile with a copy thereof deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, addressed to the parties at the following addresses or at such other address as shall be given in like manner by any party to the other:

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 43

   If to Union:   Mr. William G. Watson
                  President
                  Union Bancshares, Inc.
                  P.O. Box 367
                  Wichita, KS  67201
                  Telephone:  316-261-4880
                  FAX:        316-261-4987

   with a copy to:Mr. Steven C. Worrell
                  Executive Vice President
                  Union Bancshares, Inc.
                  P.O. Box 367
                  Wichita, KS  67201
                  Telephone:  316-261-4994
                  FAX:        316-261-4987

   If to Commerce:Mr. A. Bayard Clark
                  Commerce Bancshares, Inc.
                  8000 Forsyth Boulevard
                  Clayton, Missouri 63105
                  Telephone:  (314) 746-7440
                  FAX:        (314) 746-3039

   with a copy to:Mr. Charles E. Templer
                  Commerce Bancshares, Inc.
                  1000 Walnut Street
                  P.O. Box 13686
                  Kansas City, Missouri 64199-3686
                  Telephone:  (816) 234-2360
                  FAX:        (816) 234-2369

   10.5. Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Kansas.

   10.6. Further Acts. Commerce and Union agree to execute and deliver on or before the Closing Date such other documents, certificates, agreements or other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

   10.7. Confidential Treatment. In the event the transactions contemplated by this Agreement shall not be consummated for any reason whatsoever, Commerce agrees that all information relative to Union and Bank concerning their operations and, in particular and without limitation, information relative to loan and deposit customers shall be treated as confidential information which will not be disclosed or utilized by Commerce or its agents, representatives or employees, and Commerce further agrees that it will cause all copies of documents or other papers received from Union or Bank to be returned thereto.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 44

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                 UNION BANCSHARES, INC.



                                 By: /S/ WILLIAM G. WATSON
                                    William G. Watson, President

ATTEST:

/S/ STEVEN C. WORRELL
Secretary

                                 COMMERCE BANCSHARES, INC.



                                 By: /S/ DAVID KEMPER
                                    David Kemper, President

ATTEST:

/S/ T. ALAN PESCHKA
Secretary


                                 CBI-CENTRAL KANSAS, INC.



                                 By: /S/ A. BAYARD CLARK
                                    A. Bayard Clark, Vice President

ATTEST:

/S/ T. ALAN PESCHKA
Secretary
PAGE

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 45








                             UNION BANCSHARES, INC
              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                                March 29, 1995


                                   Exhibit B



                KANSAS GENERAL CORPORATION CODE SECTION 17-6712

                       RIGHTS OF DISSENTING STOCKHOLDERS

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 46


                                KANSAS STATUTES
                           CHAPTER 17. CORPORATIONS
               1972 GENERAL CORPORATION CODE--ARTICLES 60 TO 74
                      ARTICLE 67. MERGER OR CONSOLIDATION

17-6712. Payment for "stock" of "stockholder" objecting to merger or consolidation; "stockholder," "stock" and "share" defined; notice to objecting stockholders; demand for payment; appraisal and determination of value by district court, when; taxation of costs; rights of objecting stockholders; status of stock; section inapplicable to certain shares of stock.

   (a) When used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation.

   (b) The corporation surviving or resulting from any merger or consolidation, within 10 days after the effective date of the merger or consolidation, shall notify each stockholder of any corporation of this state so merging or consolidating who objected thereto in writing and whose shares either were not entitled to vote or were not voted in favor of the merger or consolidation, and who filed such written objection with the corporation before the taking of the vote on the merger or consolidation, that the merger or consolidation has become effective. If any such stockholder, within 20 days after the date of mailing of the notice, shall demand in writing, from the corporation surviving or resulting from the merger or consolidation, payment of the value of the stockholder's stock, the surviving or resulting corporation shall pay to the stockholder, within 30 days after the expiration of the period of 20 days, the value of the stockholder's stock on the effective date of the merger or consolidation, exclusive of any element of value arising from the expectation or accomplishment of the merger or consolidation.

   (c) If during a period of 30 days following the period of 20 days provided for in subsection (b), the corporation and any such stockholder fail to agree upon the value of such stock, any such stockholder, or the corporation surviving or resulting from the merger or consolidation, may demand a determination of the value of the stock of all such stockholders by an appraiser or appraisers to be appointed by the district court, by filing a petition with the court within four months after the expiration of the thirty-day period.

   (d) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the corporation, which shall file with the clerk of such court, within 10 days after such service, a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation. If the petition shall be filed by the corporation, the petition shall be accompanied by such duly verified list. The clerk of the court shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the corporation and to the stock-holders shown upon the list at the addresses therein stated and notice shall also be given by publishing a notice at least
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UNION BANCSHARES, INC.
Proxy Statement for Sepcial Meeting of Stockholders
March 29, 1995
Page 47

once, at least one week before the day of the hearing, in a newspaper of general circulation in the county in which the court is located. The court may direct such additional publication of notice as it deems advisable. The forms of the notices by mail and by publication shall be approved by the court.

   (e) After the hearing on such petition the court shall determine the stock-holders who have complied with the provisions of this section and become entitled to the valuation of and payment for their shares, and shall appoint an appraiser or appraisers to determine such value. Any such appraiser may examine any of the books and records of the corporation or corporations the stock of which such appraiser is charged with the duty of valuing, and such appraiser shall make a determination of the value of the shares upon such investigation as seems proper to the appraiser. The appraiser or appraisers shall also afford a reasonable opportunity to the parties interested to submit to the appraiser or appraisers pertinent evidence on the value of the shares. The appraiser or appraisers, also, shall have the powers and authority conferred upon masters by K.S.A. 60-253 and amendments thereto.

   (f) The appraiser or appraisers shall determine the value of the stock of the stockholders adjudged by the court to be entitled to payment therefor and shall file a report respecting such value in the office of the clerk of the court, and notice of the filing of such report shall be given by the clerk of the court to the parties in interest. Such report shall be subject to exceptions to be heard before the court both upon the law and facts. The court by its decree shall determine the value of the stock of the stockholders entitled to payment therefor and shall direct the payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto by the surviving or resulting corporation. Upon payment of the judgment by the surviving or resulting corporation, the clerk of the district court shall surrender to the corporation the certificates of shares of stock held by the clerk pursuant to subsection (g). The decree may be enforced as other judgments of the district court may be enforced, whether such surviving or resulting corporation be a corporation of this state or of any other state.

   (g) At the time of appointing the appraiser or appraisers, the court shall require the stockholders who hold certificated shares and who demanded payment for their shares to submit their certificates of stock to the clerk of the court, to be held by the clerk pending the appraisal proceedings. If any stock-holder fails to comply with such direction, the court shall dismiss the proceedings as to such stockholder.

   (h) The cost of any such appraisal, including a reasonable fee to and the reasonable expenses of the appraiser, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to such appraisal or any of them as appears to be equitable, except that the cost of giving the notice by publication and by registered or certified mail hereinabove provided for shall be paid by the corporation. The court, on application of any party in interest, shall determine the amount of interest, if any, to be paid upon the value of the stock of the stockholders entitled thereto.

UNION BANCSHARES, INC.
Proxy Statement for Special Meeting of Stockholders
March 29, 1995
Page 48

   (i) Any stockholder who has demanded payment of the stockholder's stock as herein provided shall not thereafter be entitled to vote such stock for any purpose or be entitled to the payment of dividends or other distribution on the stock, except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation, unless the appointment of an appraiser or appraisers shall not be applied for within the time herein provided, or the proceeding be dismissed as to such stockholder, or unless such stockholder with the written approval of the corporation shall deliver to the corporation a written withdrawal of the stock-holder's objections to and an acceptance of the merger or consolidation, in any of which cases the right of such stockholder to payment for the stockholder's stock shall cease.

   (j) The shares of the surviving or resulting corporation into which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

   (k) This section shall not apply to the shares of any class or series of a class of stock, which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders at which the agreement of merger or consolidation is to be acted on, were either
(1) registered on a national securities exchange, or (2) held of record by not less than 2,000 stockholders, unless the articles of incorporation of the corporation issuing such stock shall otherwise provide; nor shall this section apply to any of the shares of stock of the constituent corporation surviving a merger, if the merger did not require for its approval the vote of the stock-holders of the surviving corporation, as provided in subsection (f) of K.S.A. 17-6701 and amendments thereto. This subsection shall not be applicable to the holders of a class or series of a class of stock of a constituent corporation if under the terms of a merger of consolidation pursuant to K.S.A. 17-6701 or 17-6702, and amendments thereto, such holders are required to accept for such stock anything except (i) stock or stock and cash in lieu of fractional shares of the corporation surviving or resulting from such merger or consolidation, or
(ii) stock or stock and cash in lieu of fractional shares of any other corporation, which at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders at which the agreement of merger or consolidation is to be acted on, were either registered on a national securities exchange or held of record by not less than 2,000 stockholders, or (iii) a combination of stock or stock and cash in lieu of fractional shares as set forth in (i) and (ii) of this subsection.

History: L. 1972, ch. 52, Sec. 90; L. 1973, ch. 100, Sec. 9; L. 1986, ch. 399,
Sec. 14; July 1.

                                  UNION BANCSHARES, INC.

   Proxy for Special Meeting of Stockholders to be held on March 29, 1995.

   The undersigned hereby appoint Mr. John A. Elliott and Mr. Stanley R. Ahlerich, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Class A Common Stock of Union Bancshares, Inc. held of record by the undersigned on February 1, 1995, at the Special Meeting of stockholders of Union Bancshares, Inc. to be held on March 29, 1995, or any adjournments or postponements thereof.

1.    ADOPTION OF MERGER AGREEMENT

   Approval and adoption of the Agreement and Plan of Merger (the "Merger Agreement"), among Union Bancshares, Inc. ("UBI"), Commerce Bancshares, Inc. ("Commerce") and CBI-Central Kansas, Inc. ("CBI"), a wholly -owned subsidiary of Commerce, pursuant to which (i) CBI would be merged into UBI and (ii) each outstanding share of UBI Common Stock will be converted into the right to receive the sum of $242.00 in cash.

    For                         Against                             Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE MERGER
AGREEMENT.

(IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE MERGER AGREEMENT.)

2.    OTHER BUSINESS

This proxy revokes all prior proxies with respect to the Special Meeting and may be revoked prior to exercise.

   The named proxies may vote in their discretion upon such other business as may properly come before the meeting, or any adjournments or postpone-ments thereof, including with limitation upon any proposal to postpone or adjourn the Special Meeting (in order to solicit proxies or otherwise). Receipt of the notice of the Special Meeting and the Proxy Statement of UBI accompanied herewith is hereby acknowledged.

Please sign exactly as your name or names appear on your stock certifi-cate(s).
Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, the full title as such should be given.

                                                                         ,1995
SIGNATURE                                                DATE

                                                                         ,1995
SIGNATURE(S) IF HELD JOINTLY                             DATE

                                                                         ,1995
SIGNATURE(S) IF HELD JOINTLY                             DATE

Should any joint tenants be deceased please attach certified copy of the death certificate or affidavit of death.